Subsequent events	9 Months Ended
Sep. 30, 2013
Subsequent events [Abstract]
Subsequent events

Note 19- Subsequent events:

On October 16, 2013, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Committed Capital Acquisition Corporation, a Delaware corporation ("Committed Capital") and CCAC Acquisition Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Committed Capital ("Merger Sub"). Pursuant to the Merger Agreement, the Merger Sub was merged with and into the Company, with the Company being the surviving entity and thereby becoming a wholly owned subsidiary of Committed Capital. At the effective time of the merger (the "Effective Time"), all of the issued and outstanding membership interests of the Company that were outstanding immediately prior to the Effective Time were cancelled and new membership interests of the Company comprising 100% of its ownership interests were issued to Committed Capital. Simultaneously, Committed Capital issued to the former holders of membership interests in the Company (the "TOG Members"), and to a Liquidating Trust established for the benefit of TOG Members and holders of Company warrants, an aggregate of 12,631,400 shares of Committed Capital's common stock, par value $0.0001 per share, and paid $11,750,000 of cash to such TOG Members. The Merger Agreement provides for up to an additional $14,100,000 of payments to the TOG Members and the Liquidating Trust based on a formula as described in the Merger Agreement. Simultaneously with the Merger, Committed Capital completed a private placement of 3,131,339 shares of Common Stock at a purchase price of $5.00 per share. Additionally, the Company's member loans, notes payable, and certain other liabilities were repaid with the closing of the merger.